Exhibit 99.1

1 June 2026 Stingray Compute

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Presentation that are not statements of historical fact, such as statements about the Company's beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, such as projected hash rate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words "may," "will," "should," "expects," "plans," "anticipates," "could," "seeks," "intends," "targets," "projects," "contemplates," "believes," "estimates," "strategy," "future," "forecasts," "opportunity," "predicts," "potential," "would," "will likely result," "continue," and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher's evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Cipher's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission ("SEC") on February 24, 2026, Cipher's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 filed with the SEC on May 5, 2026 and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. This Presentation includes certain projected financial data. Such projected financial data may not be indicative of our future results. Such data is not a prediction, should not be relied upon as such and is premised on a number of factors, all of which are inherently uncertain and subject to numerous business, industry, market, regulatory, geopolitical, competitive and financial risks that are outside of our control. Any such projected financial data is based on available information and certain assumptions that we believe are reasonable under the circumstances. However, there can be no assurance that the assumptions made in connection with such data will prove accurate, and actual results may differ materially. We make no representations to any person regarding projected financial data and we do not intend to update or otherwise revise any such data to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such data are later shown to be incorrect. If our assumptions prove to be inaccurate, our actual results may differ substantially and materially from these projections.

Website Disclosure

The company maintains a dedicated investor website at https://investors.ciphermining.com/investors ("Investors' Website"). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors' Website. Cipher uses its Investors' Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors' Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the "Email Alerts" option under the Investors Resources section of Cipher's Investors' Website and submitting your email address.

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Transaction Overview: ~$2.0Bn of Contracted Revenue with Long-Term AWS Lease

Cipher Digital

- Developing Stingray (70 MW Critical IT Load), leased to AWS
- Developer, owner, and operator of high-performance digital infrastructure
- Well positioned to capitalize on AI demand with ~3.3 GW of pipeline sites and a best-in-class power origination team
- Currently developing a 300 Gross MW AI/HPC data center at Black Pearl for AWS and a 300 Gross MW AI/HPC data center at Barber Lake for Fluidstack/Google
  - Black Pearl and Barber Lake construction projects are both on schedule and tracking towards delivery of the initial capacity in September 2026 aws

- AWS is a leading global provider of cloud and AI infrastructure services
- AWS is leasing Stingray to support generative AI and HPC workloads
- Offering custom silicon (Trainium, Inferentia) and services like Bedrock and SageMaker to accelerate AI adoption
- Amazon.com, Inc. Has a $2.2 Trillion market capitalization with >$743Bn LTM net sales as of Q1'2026 [1]

Stingray Overview

70 MW Critical IT Load Under Contract	15 Years Base Lease Term + Three 5-Year Tenant Extension Options	~$2.0 - $5.7 Bn [2] Contracted Lease Payments	~100 % [3] NOI Margin
3.0 % Annual Rent Escalator	April 2027 Targeted Initial Rent Commencement Date	Triple Net ("NNN") De Minimis Operating Expenses for Cipher [3]	$10.5 MM Development Cost / IT MW

Notes: (1) Amazon Market Capitalization as of 3/31/2026 based on Capital IQ
(2) Reflects maximum contracted lease payments assuming three 5-year lease extension options are exercised with each extension struck at the ceiling rental rate
(3) Cipher's operating expense liability during the base lease term is limited to maintenance and repair on data center roof, slab and foundation

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Financing AWS-Backed Data Center at Stingray

Cipher Stingray Overview

- Cipher Digital has executed a second data center lease with Amazon Data Services, Inc. ("AWS") for 100 Gross MW / 70 IT MW at its Stingray site [1] [2]
- Purpose-built HPC data center located in Andrews, TX with 70 MW of Critical IT load under contract, with initial rent targeted to start on April 1st, 2027
  - 10 IT MW Network Hall Target Rent Commencement Date of April 1, 2027; 60 IT MW Data Hall Target Rent Commencement Date of May 1, 2027

Financing Summary & Credit Support

- ✓ **Capital Structure:** ~$810MM secured debt issued by Stingray Compute, a wholly-owned indirect subsidiary of Cipher Digital
- ✓ **Use of Proceeds:** Fund the construction of the 70 IT MW HPC data center at Stingray through completion, fund debt services reserves and interest during construction, reimburse Cipher Digital for capital expenditures, and pay related fees and expenses
- ✓ **Derisked Construction with Cost Cap:** Amazon agrees to cover any construction cost overruns above $10.5MM/IT MW
- ✓ **Parent Completion Guaranty:** Supports full project funding and delivery
- ✓ **Tenant Lease Guarantee:** Amazon.com, Inc. (public parent) fully guarantees all base rent and operating expenses
- ✓ **Contracted Revenue Base:** 100% pre-leased capacity to Amazon Data Services, with no ability to terminate for convenience after commencement
- ✓ **Predictable Deleveraging:** Lease payments will be used for mandatory amortization

Transaction Structure



Cipher Digital
Parent
Stingray Compute LLC
Issuer
Cipher Stingray LLC
Developer
Lease Agreement
aws
Tenant

Notes: (1) First lease with Amazon Data Services was for 300 gross MW at Black Pearl site
(2) Design efficiency may improve, which can result in a greater IT Capacity

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Consolidated Financial Summary Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Year 11Year 12 Year 13 Year 14 Year 15 Year 16 Year 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 Rent Revenue 2,023 - 74 112 115 118 122 126 129 133 137 141 146 150 155 159 164 41 Net Property Management Fee 10 - 0 1 1 1 1 1 1 1 1 1 1 1 1 1 1 0 Net Operating Income 2,033 - 74 112 116 119 123 126 130 134 138 142 146 151 155 160 165 41 Net Accrued Interest (296) - (31) (44) (41) (38) (34) (31) (26) (21) (16) (10) (3) (0) - - - - Accrued Amortization (810) - (27) (45) (51) (57) (64) (70) (78) (86) (95) (104) (114) (19) - - - - DSRA Draw (Replace) 45 - - - - - - - - - - - - 45 - - - - Cash Available After Debt Service 972 - 16 22 23 24 25 25 26 27 28 28 29 177 155 160 165 41 Value of Contracted Cash Flows Remaining Rent Payments - 1,949 1,837 1,722 1,604 1,482 1,356 1,227 1,094 956 815 669 519 364 205 41 - Debt Summary Beginning 810 - 810 783 737 686 629 565 495 417 331 236 132 19 -- -- -- -- Draw / (Paydown) 810 - - - - - - - - - - - - - - - - Mandatory Amortization (810) - (27) (45) (51) (57) (64) (70) (78) (86) (95) (104) (114) (19) - - - - Ending 810 783 737 686 629 565 495 417 331 236 132 19 - - - - - 5 Notes: (1) Rent revenue begins Aprill 1st, 2027 after the network hall is completed (2) Net Property Management Fee represents property management fee less minimal expected opex related to maintenance and repair responsibilities on data center roof, slab and foundation (3) 6.0% coupon being shown for illustrative purposes, with interest payable on a semi - annual basis (4) Amortization of debt begins upon construction completion based on a 1.25x DSCR (1) Post - Construction Illustrative Annual Financial Summary (2) Consolidated Financial Summary (3) (4)

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